Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT (this “Amendment”) to the Loan and Security Agreement, dated as of August 11, 2015, as previously amended pursuant to that certain First Amendment thereto dated as of September 28, 2015 (as so amended, the “Loan Agreement”), is made by and among MAST THERAPEUTICS, INC., a Delaware corporation (“Borrower”), HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation, as administrative agent (“Agent”), and the lender party hereto (“Lender”), and shall be effective as of December 31, 2015.

RECITALS

A.Borrower, Agent and Lender are parties to the Loan Agreement.

B.The parties wish to amend the Loan Agreement, as provided herein.

C.The Loan Agreement may be amended pursuant to Section 11.3(b) thereof by the written agreement of Borrower, Agent and Lender (which, for the avoidance of doubt, is the Required Lender).

AGREEMENT

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Defined Terms

. Capitalized terms used but not defined herein (including in the recitals) shall have the meanings assigned to such terms in the Loan Agreement.

SECTION 2.   Amendments to Loan Agreement. Subject to all of the terms and conditions set forth in this Amendment, the parties hereby agree to the following amendments to the Loan Agreement:

(a)  The definition of “Second Advance Prepayment Conditions” in Section 1.1 of the Loan Agreement is hereby amended to replace the date “December 31, 2015” with “January 31, 2016” in clauses (a) and (b) thereof.

SECTION 3.  Effect on Loan Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, and it shall not constitute a waiver of any provision of the Loan Documents. Any reference to the Loan Agreement in any other Loan Document shall be a reference to the Loan Agreement as amended by this Amendment.

SECTION 4.  Representations and Warranties. Borrower represents and warrants to Agent and Lender as follows:

(a)Borrower’s execution, delivery and performance of this Amendment, (i) has been duly authorized by all necessary corporate action of Borrower, (ii) will not result in the creation or imposition of any Lien upon the Collateral or the Intellectual Property, other than Permitted Liens and the Liens created by the Loan Documents, (iii) does not violate any provisions of Borrower’s Certificate of Incorporation, bylaws, or any law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject, and (iv) does not violate any contract or agreement or require the consent or approval of any other Person which has not already been obtained. The individual or individuals executing this Amendment are duly authorized to do so.

(b)This Amendment has been duly executed and delivered on Borrower’s behalf by its duly authorized officer, and constitutes Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity.

SECTION 5.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of California.

Counterparts

. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. Agent may also require that any such documents and signatures delivered by facsimile, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile, .pdf or other electronic imaging means.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

MAST THERAPEUTICS, INC.

By: /s/ Brandi Roberts

Name:  Brandi Roberts

Title:  Chief Financial Officer

AGENT:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By: /s/ Ben Bang

Name:  Ben Bang

Title:  Associate General Counsel

LENDER:

HERCULES TECHNOLOGY III, L.P.

By:	Hercules Technology SBIC Management, LLC, its General Partner

By:	Hercules Technology Growth Capital, Inc., its Manager

By: /s/ Ben Bang

Name:  Ben Bang

Title:  Associate General Counsel

[Second Amendment to Loan and Security Agreement]